Exhibit 99.27
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                Computational Materials and/or ABS Term Sheets


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                                                                 Exhibit 99.27

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Deal Name                      CWABS 2005-10
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**Please fill in over this generic data
                                    ARM              FRM      Total/Avg.
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Percentage Bal.                        100.00%                       100.00%
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Deal Balance                   $500,074,830.79               $500,074,830.79
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WAM                                        360                           360
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WALA                                     6.98%                         6.98%
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WAC                                          0                             0
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CLTV (incl silent 2nds)                 85.83%                        85.83%
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Loan Balance                       $217,423.84                   $217,423.84
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Non-Full Doc %                          25.15%                        25.15%
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DTI
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IO %                                    39.44%                        39.44%
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Second Lien %                            0.00%                         0.00%
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Silent Seconds %                        11.15%                        11.15%
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FICO
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1st Quartile                      549.79                        549.79
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2nd Quartile                      591.85                        591.85
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3rd Quartile                      618.84                        618.84
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4th Quartile                      645.69                        645.69
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Property Type
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Single Family %                         72.60%                        72.60%
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PUD %                                   17.62%                        17.62%
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2-4 Unit %                               3.96%                         3.96%
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MH %                                     0.00%                         0.00%
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Occupancy Type
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Owner Occupied                          97.63%                        97.63%
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2nd Home                                 1.05%                         1.05%
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Investor Prop.                           1.31%                         1.31%
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Loan Purpose
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Purchase                                30.41%                        30.41%
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Cash-Out                                67.82%                        67.82%
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Rate-Reduction                           1.77%                         1.77%
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